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                                                                Exhibit 10.7(b)
                              CALIBER SYSTEM, INC.
                             401(a)(17) BENEFIT PLAN

                (Amended and Restated Effective January 2, 1996)




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                  CALIBER SYSTEM, INC. 401(a)(17) BENEFIT PLAN
                (Amended and Restated Effective January 2, 1996)


                                TABLE OF CONTENTS
                                -----------------

                                                                     Page
                                                                     ----
ARTICLE I                           DEFINITIONS                        1

         1.1               Generally.................................. 1
         1.2               Account.................................... 2
         1.3               Accrued Benefit............................ 2
         1.4               Employer................................... 2
         1.5               401(a)(17) Benefit......................... 3
         1.6               Participant................................ 3
         1.7               Pension Plan............................... 3
         1.8               Spouse..................................... 3
         1.9               Valuation Date............................. 3

ARTICLE II                 401(a)(17) BENEFITS                         4

         2.1               Amount of Benefit.......................... 4
         2.2               Manner and Time of Payment................. 5
         2.3               Liability for Payment...................... 7
         2.4               Eligibility for Benefit.................... 7
         2.5               Payment to Guardian........................ 7
         2.6               Effect on other Benefits................... 7
         2.7               Effect of Termination of 401(a)(17)
                             Benefit Plan............................. 7

ARTICLE III                PARTICIPANT'S ACCOUNT                       8

         3.1               Generally.................................. 8
         3.2               Limitation on Rights of Participants
                             and Spouses.............................. 9

ARTICLE IV                 VESTING                                     9

ARTICLE V                  METHOD OF FUNDING                           9




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                              CALIBER SYSTEM, INC.

                             401(a)(17) BENEFIT PLAN

                (AMENDED AND RESTATED EFFECTIVE JANUARY 2, 1996)


     Caliber System, Inc. (the "Company"), the successor to Roadway Services, Inc., hereby amends and restates the Roadway Services, Inc. 401(a)(17) Benefit Plan to reflect the change of the Company's name. The purpose of this 401(a)(17) Benefit Plan is to provide to certain of the highly compensated employees of the Company and of certain other Employers benefits they would receive under the terms of certain defined benefit pension plans of the Controlled Group but for the limit on the amount of compensation that may be taken into account under such Pension Plans due to the application of Section 401(a)(17) of the Code. This 401(a)(17) Benefit Plan includes the Caliber System, Inc. Administrative Document for Excess Plan and 401(a)(17) Benefit Plan (the "Administrative Document"), which is incorporated herein by reference.

                                    ARTICLE I

                                   DEFINITIONS
                                   -----------

                  1.1.  Generally
                        ---------
                  The following words and phrases shall have the same meanings as specified in the applicable Pension Plan, as it may be amended from time to time, unless the context clearly requires otherwise:

                     "Actuarial (or Actuarially) Equivalent"
                     "Actuary"
                     "Code"


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                                                                               2


                  "Employee"
                  "Pension Commencement Date"
                  "Plan Year"

                  The following words and phrases shall have the same meaning as specified in the Administrative Document, as it may be amended from time to time, unless the context clearly requires otherwise:
                  "Board"
                  "Committee"
                  "Controlled Group" or "Controlled Group Members"
                  "Effective Date"
                  "Excess Plan"
                  "401(a)(17) Benefit Plan"
                  "Plans"

                  In addition, for purposes of this 401(a)(17) Benefit Plan, the following words and phrases shall have the meanings hereinafter indicated unless the context clearly indicates otherwise:

                  1.2.  Account
                        -------
                  "Account" means the record maintained in accordance with
Article III by the Company for each Participant.

                  1.3.  Accrued Benefit
                        ---------------
                  "Accrued Benefit" of a Participant as of any date, hereinafter called an "accrual date," equals the amount of 401(a)(17) Benefit to which the Participant would be entitled under Section 2.1 if he terminated his employment with the Controlled Group on the accrual date.

                  1.4.  Employer
                        --------
                  "Employer" means the Company and any other Controlled Group Member that adopts this 401(a)(17) Benefit Plan in accordance with Section 7.7 of the Administrative Document.



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                  1.5.  401(a)(17) Benefit
                        ------------------
                  "401(a)(17) Benefit" means the monthly benefit payable to or with respect to a Participant and/or his Spouse under Article II.

                  1.6.  Participant
                        -----------
                  "Participant" means an Employee who (i) is participating in one or more Pension Plans whose benefits thereunder are limited by Section 401(a)(17) of the Code, (ii) is selected by the Company for participation in this 401(a)(17) Benefit Plan, and (iii) retires from an Employer on or after the Effective Date.

                  1.7.  Pension Plan
                        ------------
                  "Pension Plan" means, with respect to any Participant, the defined benefit pension plan(s) specified on Exhibit A hereto (which is incorporated herein by reference) in which he participates.

                  1.8.  Spouse
                        ------
                  "Spouse" shall mean the deceased Participant's surviving spouse if such person married such Participant at least one (1) year prior to his death.

                  1.9.  Valuation Date
                        --------------
                  "Valuation Date" shall mean the last day of each calendar year or such other dates as may be established by the Company.





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                                   ARTICLE II

                               401(a)(17) BENEFITS
                               -------------------
                  2.1.  Amount of Benefit
                        -----------------
                  (a) PARTICIPANTS IN A SINGLE PENSION PLAN. The 401(a)(17) Benefit payable to or with respect to a Participant for any month of any Plan Year shall be an amount equal to the excess, if any, of (i) the amount of the monthly benefit, expressed as a single life annuity commencing as of the Participant's Pension Commencement Date, or, if the Participant is married on his Pension Commencement Date, expressed as a 100% joint and survivor annuity in an Actuarially Equivalent amount commencing on the Participant's Pension Commencement Date, that would be payable to or with respect to the Participant under the Pension Plan if the Pension Plan did not contain limitations pursuant to Sections 415 and 401(a)(17) of the Code, over (ii) the sum of (A) the amount of the monthly benefit payable on the same basis to or with respect to the Participant under such Pension Plan for such month and (B) the amount payable to or with respect to the Participant under the Excess Plan for such month. Such 401(a)(17) Benefit shall reflect any adjustments under such Pension Plan because of the Participant's determination not to elect to waive any qualified pre-retirement survivor annuity.

                  (b) PARTICIPANTS IN MULTIPLE PENSION PLANS. If a person has been a Participant in more than one Pension Plan, his 401(a)(17) Benefit for any month of any Plan Year shall be an amount equal to the excess, if any, of
(i) the largest amount of monthly benefits to which he or his Beneficiary would be entitled




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under any of the Pension Plans for such Plan Year if the Pension Plans did not contain limitations pursuant to Sections 401(a)(17) and 415 of the Code, over
(ii) the amount of benefits in fact payable to the Participant or his Beneficiary under all of the Pension Plans and the Excess Plan for such month, and computed and adjusted as provided in Section 2.1(a).

                  (c) PRE-RETIREMENT SURVIVOR ANNUITY. If a married participant dies before his Pension Commencement Date, and has a Spouse entitled to a qualified pre-retirement survivor annuity under any Pension Plan, such Spouse shall receive a pre-retirement survivor annuity based on the 401(a)(17) Benefit computed and adjusted as provided in Section 2.1(a) and (b) to which the Participant would be entitled. Such pre-retirement survivor annuity shall be payable at the same time and in the same manner as the qualified pre-retirement survivor annuity.

                   2.2. Manner and Time of Payment
                        --------------------------

                  (a) MANNER OF PAYMENT. The 401(a)(17) Benefit in the amount determined from time to time under Section 2.1 shall be payable monthly to a Participant for the life of the Participant, commencing as of the Participant's Pension Commencement Date; provided, however, for a married Participant, the 401(a)(17) Benefit, in an Actuarially Equivalent amount, shall be payable monthly to the Participant as an annuity for the life of the Participant, with a survivor annuity for the life of the Spouse, which is one hundred percent (100%) of the amount of the annuity payable during the joint lives of the Participant and the Spouse.



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                              (b) Time of Payment.
                                  ---------------
                  (i) The first monthly payment of a 401(a)(17) Benefit to a retired Participant entitled to such benefit shall be payable as of the first day of the first calendar month after such Participant shall have become entitled thereto pursuant to the provisions of the Pension Plan and this 401(a)(17) Benefit Plan, and each subsequent monthly payment of such benefit shall be payable as of the first day of each calendar month thereafter during his lifetime, ceasing with the payment made as of the first day of the calendar month in which the death of such Participant occurs. Any survivorship benefit shall be paid in the same manner, beginning the month following the month during which the death of such retired Participant occurs and continuing until such Spouse dies.

            (ii) The 401(a)(17) Benefit of any retired Participant receiving a retirement benefit shall terminate as of the date of his re-employment if such retired Participant is re-employed by an Employer and, upon his subsequent retirement pursuant to the provisions of the Pension Plan after any period of such re-employment, such Participant shall thereupon be eligible for the 401(a)(17) Benefit then in effect, pursuant to the provisions of this 401(a)(17) Benefit Plan, with such adjustments in the amount of such benefit as may be necessary to reflect actuarially the value of any 401(a)(17) Benefit previously paid such Participant under this 401(a)(17) Benefit Plan.



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                  2.3.  Liability for Payment
                        ---------------------
                  The Company shall pay the 401(a)(17) Benefit to the Participant and/or his Beneficiary.

                  2.4.  Eligibility for Benefit
                        -----------------------
                  Each Participant shall be eligible for a 401(a)(17)
Benefit.

                  2.5.  Payment to Guardian
                        -------------------
                  If a benefit payable hereunder is payable to a minor, to a person declared incompetent or to a person incapable of handling the disposition of his property, the Company may direct payment of such benefit to the guardian, legal representative or person having the care and custody of such minor, incompetent or person. The Company may require such proof of incompetency, minority, incapacity or guardianship as it may deem appropriate prior to distribution of the benefit. Such distribution shall completely discharge the Company from all liability with respect to such benefit.

                  2.6.  Effect on other Benefits
                        ------------------------
                  Benefits payable to or with respect to a Participant under the Pension Plans, the Excess Plan or any other Company-sponsored (qualified or nonqualified) plan, if any, are in addition to those provided under this 401(a)(17) Benefit Plan.

                  2.7.  Effect of Termination of 401(a)(17) Benefit Plan
                        ------------------------------------------------
                  Notwithstanding anything in this 401(a)(17) Benefit Plan to the contrary, in the event of a termination of the 401(a)(17) Benefit Plan, the Company, in its sole and absolute discretion, shall have the right to change the time and/or manner




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of distribution of Participants' 401(a)(17) Benefits, including, without limitation, by providing for the satisfaction of the Company's obligation to pay 401(a)(17) Benefits by payment of a single lump sum payment to each Participant or Spouse then entitled to a 401(a)(17) Benefit in an amount equal to the Actuarially Equivalent present value of such 401(a)(17) Benefit, provided that the Company may not diminish the value of the 401(a)(17) Benefit payable to any Participant or Spouse hereunder.

                                   ARTICLE III

                              PARTICIPANT'S ACCOUNT
                              ---------------------

                  3.1.  Generally
                        ---------
                  The Company, through its accounting records, shall establish an Account for each Participant to reflect the value of the Participant's 401(a)(17) Benefit under this 401(a)(17) Benefit Plan. The Accounts established hereunder shall be segregated from other accounts on the books and records of the Company as a contingent liability of the Company to Participants. As of each Valuation Date, the Company shall credit each Participant's Account with the increase in the Actuarially Equivalent present value of the Participant's Accrued Benefit since the preceding Valuation Date and shall debit from the Participant's Account any decrease in such Actuarially Equivalent present value and the amount of any payments of a 401(a)(17) Benefit since the preceding Valuation Date. The amount of such credits and/or debits shall be determined by the Company.



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                  3.2.  Limitation on Rights of Participants and Spouses
                        ------------------------------------------------
                  The establishment of each Participant's Account hereunder is solely for the Company's convenience in administering the 401(a)(17) Benefit Plan. Amounts "credited" to the Account shall continue for all purposes to be part of the general funds of the Company. Each Participant's Account is merely a record of the value of the Company's unsecured contractual obligation to the Participant and his Spouse under the 401(a)(17) Benefit Plan.

                                   ARTICLE IV

                                     VESTING
                                     -------
                  Anything herein to the contrary notwithstanding, except as otherwise provided in Section 5.3(b) of the Administrative Document or Article VI of the Administrative Document, 401(a)(17) Benefits of Participants who are vested under the Pension Plan shall at all times be fully vested.

                                    ARTICLE V

                                METHOD OF FUNDING
                                -----------------
                  The obligation of the Company hereunder shall be a general unfunded and unsecured obligation of the Company only. It is not intended hereby to establish a fund to provide for the payment of 401(a)(17) Benefits or to create a trust or lien (equitable or otherwise) for the benefit of any Participant, Spouse or any other person.




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                  IN WITNESS WHEREOF, the Caliber System, Inc. 401(a)(17)
Benefit Plan, as amended and restated effective as of January 2, 1996, is executed on behalf of the Company by its authorized officer this ___st day of ______________, 1996, effective as of the Effective Date.

                                                       CALIBER SYSTEM, INC.



                                                       By:
                                                           ----------------
                                                       Its:





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                                    EXHIBIT A
                                    ---------





1.       CALIBER SYSTEM, INC.

         PENSION PLAN AND TRUST (AMENDED AND RESTATED)